UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___________)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, For use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-l 1(c) or Rule 14a-12

PURE BIOFUELS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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PURE BIOFUELS CORP.
9440 Little Santa
Monica Blvd., Suite 401
Beverly Hills, CA 90210

TO THE STOCKHOLDERS OF PURE BIOFUELS CORP.

NOTICE IS HEREBY GIVEN that the special meeting of Stockholders (the “Special Meeting”) of Pure BioFuels Corp., a Nevada corporation (the “Company”), will be held at 10:00 a.m. (local time), on [_____], 2007 at Canaval y Moreyra 380, Ofic. 402, Edificio Torre Siglo XXI, San Isidro, Lima, Peru, for the following purposes:

1. To amend the Company’s Articles of Incorporation, to increase the number of authorized shares of common stock, no par value (the “Common Stock”), of the Company from 93,750,000 shares to 250,000,000 shares, and to authorize 1,000,000 shares of preferred stock, par value $0.001 (the “Preferred Stock”), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time;

2. To consider a proposal to amend and restate the Company’s 2006 Stock Option and Award Plan to, among other things, increase the number of shares authorized under the plan from 18,000,000 to 21,000,000 and expand the types of awards that may be granted under the plan; and

3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our Common Stock at the close of business on June 25, 2007 are entitled to notice of and to vote at the Special Meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the Special Meeting, even if you use the option set forth above.

We have enclosed with this Notice of Special Meeting, a proxy statement (the “Proxy Statement”), and a form of proxy.

By Order of the Board of Directors,

/s/ Luis Goyzueta
Luis Goyzueta
Chief Executive Officer
June [___], 2007

WE CORDIALLY INVITE ALL SHAREHOLDERS TO ATTEND IN PERSON. HOWEVER, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY CARD AN VOTE IN PERSON

PURE BIOFUELS CORP.
9440 Little Santa
Monica Blvd., Suite 401
Beverly Hills, CA 90210

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [______], 2007

The Board of Directors is soliciting proxies to be used at our [_____], 2007 Special Meeting of stockholders. Please read and carefully consider the information presented in this Proxy Statement and vote by completing, dating, signing and returning the enclosed form of proxy in the enclosed postage-paid envelope.

This Proxy Statement and the form of proxy will be mailed to all stockholders on or about [_______], 2007.

INFORMATION ABOUT THE SPECIAL MEETING

When is the Special Meeting?

[_______], 2007, 10:00 a.m. (local time).

Where will the Special Meeting be held?

The meeting will be held at Canaval y Moreyra 380, Ofic. 402, Edificio Torre Siglo XXI, San Isidro, Lima, Peru.

What items will be voted upon at the Special Meeting?

You will be voting on the following matters:

1. Amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock and authorize shares of Preferred Stock. To consider adopting an amendment to the Articles of Incorporation that would increase the number of authorized shares of Common Stock from 93,750,000 to 250,000,000; and to authorize 1,000,000 shares of Preferred Stock of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time;

2. To consider amending and restating the Company’s 2006 Stock Option and Award Plan to among other things, increase the number of shares authorized under the plan from 18,000,000 to 21,000,000 and expand the types of awards that may be granted under the plan; and

3. Other Business. To transact such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

Who can vote?

Only holders of record of our Common Stock at the close of business on June 25, 2007 will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of Common Stock held on that date. As of, June 8, 2007, there were 62,619,102 shares of our Common Stock outstanding and entitled to vote at the stockholders Special Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION AND THE ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE 2006 STOCK INCENTIVE PLAN.

How do I vote by proxy?

You may vote your shares by mail by marking, signing and dating the enclosed form of proxy as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed form of proxy before the Special Meeting, we will vote your shares as you direct. For each item of business, you may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting.

If you return your signed form of proxy but do not specify how you want to vote your shares, we will vote them:

•
“FOR” the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 93,750,000 to 250,000,000 and authorize the issuance of 1,000,000 Preferred Stock as shall be fixed by the Company’s Board of Directors from time to time; and

•
“FOR” the adoption of the Company’s amended and restated 2006 Stock Option and Award Plan to among other things, increase the number of shares authorized under the plan from 18,000,000 to 21,000,000 and expand the types of awards that may be granted under the plan.

If any matters other than those set forth above are properly brought before the Special Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You may revoke your proxy at any time before it is voted either by filing with the President of the Company, at our principal executive offices, a written notice of revocation or a duly executed form of proxy bearing a later date or by attending the Special Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 9440 Little Santa Monica Blvd., Suite 401 Beverly Hills, CA 90210.

What constitutes a “quorum” for the Special Meeting?

The representation, in person or by proxy, of a majority of the outstanding shares of our Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. All form of proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All form of proxies that are properly completed, signed and returned to the Company before the Special Meeting, and that have no been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

How many votes are required?

•
The proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 93,750,000 to 250,000,000 and to authorize 1,000,000 shares of Preferred Stock will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company’s Articles of Incorporation.

•
The adoption of the amended and restated 2006 Stock Option Award Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Special Meeting.

Who pays for the solicitation of proxies?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

When are stockholder proposals for the 2008 annual meeting due?

Any stockholder proposals for the 2008 annual meeting must be received by us, directed to the attention of the Company’s President, Mr. Steven Magami, Pure BioFuels Corp. 9440 Little Santa, Monica Blvd., Suite 401, Beverly Hills, CA 90210 no later than December 31, 2007. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1: TO CONSIDER AND VOTE UPON A PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 93,750,000 TO 250,000,000 AND TO INCLUDE BLANK CHECK PREFERRED STOCK.

(ITEM 1 ON THE FORM OF PROXY)

On June 11, 2007, the Board of Directors, believing it to be in the best interests of the Company and its stockholders, authorized an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of Common Stock and authorize the issuance of Preferred Stock as shall be fixed by the Company’s Board of Directors from time to time. The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with potential equity financings. The Company does not know (i) whether such equity financings may require the issuance of Common Stock, Preferred Stock or both or (ii) the aggregate number of shares such equity financings may require. In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to authorize.

Increase in Authorized Common Stock of the Company. As of June 8, 2007, a total of 62,619,102 shares of the Company’s currently authorized 93,750,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. The number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company’s flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished.

Authorization of “Blank Check” Preferred Stock. The term “blank check” preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon the effectiveness of the Articles of Incorporation amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 1,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company’s Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof, when required by law and in accordance with the Nevada Revised Statutes of the State of Nevada, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the Preferred Stock. The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

Rights and Preferences with respect to Common Stock. If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Possible Anti-Takeover Effect. In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company’s Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

Based on the aforementioned, subject to stockholder approval, Article Fourth, Section 1 of the Company’s Articles of Incorporation would be amended and restated in its entirety to read as follows and would be filed with the Nevada Secretary of State:

“Fourth: Capital Stock

1.  Classes and Number of Shares. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	250,000,000
Preferred	$0.001	1,000,000

Totals:		251,000,000	”

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common will remain unchanged under this amendment.

Except for potential equity financings, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are to be authorized.

Under Nevada Law, our stockholders do not have any dissenters’ or appraisal rights with respect to the approval of the amendment of our Articles of Incorporation.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 93,750,000 TO 250,000,000 AND TO INCLUDE BLANK CHECK PREFERRED STOCK.

PROPOSAL NO. 2
APPROVAL OF PURE BIOFUELS CORP. STOCK INCENTIVE PLAN

(ITEM 2 ON THE FORM OF PROXY)

Purpose of this Proposal

The purpose of this proposal is to seek stockholder approval of our 2006 Stock Option and Award Plan as amended and restated as the Pure Biofuels Corp. Stock Incentive Plan (the “Plan”). The Plan increases the number of shares authorized under the Plan from 18,000,000 to 21,000,000, and expands the types of awards that may be granted to include additional types of equity-based awards other than stock options and stock awards, to enhance our ability to attract, retain and award employees and service providers.

Our Board of Directors proposes that you approve this amendment and restatement of the 2006 Stock Option and Award Plan. The following is a fair and complete summary of the Plan as proposed to be amended and restated. This summary is qualified in its entirety by reference to the full text of the Plan which appears as Exhibit A to this document.

Description of the Stock Incentive Plan

General

Purpose: The purpose of the Plan is to promote our long-term growth and profitability by providing key people with incentives to improve stockholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best-available people.

Eligibility and Participation: Participation in the Plan is open to all of our employees, officers, directors and other individuals providing bona fide services to us or any of our affiliates, as the administrator may select from time to time. In addition, the administrator may grant awards to individuals in connection with hiring, retention or otherwise prior to the date the individual first performs services; however, none of these awards become vested or exercisable and no shares are issued before the individual first begins performing services. As of June 11, 2007, our sole non-employee director, and approximately 25 employees and consultants are eligible to participate in the Plan.

Shares Available under the Plan: The Plan provides that the number of shares of our Common Stock that we may issue with respect to awards under the Plan will not exceed an aggregate of 21,000,000 shares. In addition, the maximum number of shares of Common Stock subject to awards of any combination that may be granted under the Plan during any fiscal year to any one individual is limited to 4,000,000 shares.

These limits will be adjusted to reflect any stock dividends, stock splits, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to us in connection with any award, or if any shares are withheld by us, the shares subject to such award and the repurchased, surrendered, and withheld shares will thereafter be available for further awards under the Plan. Any shares that are surrendered to or repurchased or withheld by us or are otherwise forfeited will not be available for purchase pursuant to incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

As of [June ___, 2007], the fair market value of a share of our Common Stock, determined by the last reported sale price per share of Common Stock on that date as quoted on the Over-the-Counter Bulletin Board was [$_________].

Types of Awards

The Plan allows for the grant of stock options, stock appreciation rights, stock awards, phantom stock awards, performance awards, and other stock-based awards. Before its amendment and restatement, the Plan allowed for the grant of stock options and stock awards only. The administrator may grant these awards separately or in tandem with other awards. The administrator will also determine the prices, expiration dates and other material conditions governing the exercise of the awards. We, or any of our affiliates, may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards, to the extent permitted by law.

Stock Options: The administrator may grant awards of either incentive stock options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified stock options. Only our employees or employees of our subsidiaries, however, may receive incentive stock option awards. Options intended to qualify as incentive stock must have an exercise price at least equal to fair market value on the date of grant, but nonqualified stock options may be granted with an exercise price less than fair market value. The option holder may pay the exercise price in cash, by tendering shares of Common Stock, by a combination of cash and shares, or by any other means the administrator approves.

The following table shows the number of options that were received by the persons listed below.

Cumulative Option Grants Table

Name and Position	Number of Options

Luis Goyzueta, CEO	3,500,000
Steven Magami, President	1,750,000
Gustavo Goyzueta, CFO	3,500,000
Alberto Pinto, COO	3,500,000
All Current Executive Officers as a Group	12,250,000
All Current Directors who are not Executive Officers	1,750,000
Each Nominee for Election as Director	-0-
Each Associate of any such Directors, Executive Officers or Nominees	-0-
Each other Person who Received 5% of such Options	-0-
All Employees, including current Officers who are not Executive Officers, as a Group	14,000,000

Stock Appreciation Rights: The administrator may grant awards of stock appreciation rights which entitle the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the grant agreement.

Stock and Phantom Stock Awards: The Plan allows the administrator to grant restricted or unrestricted stock awards, or awards denominated in stock-equivalent units to eligible participants with or without payment of consideration by the grantee. Stock awards and phantom stock awards may be paid in cash, in shares of Common Stock, or in a combination of both.

Performance Awards:  The administrator may grant performance awards which become payable in cash, in shares of Common Stock, or in a combination of both, on account of attainment of one or more performance goals established by the administrator. The administrator may establish performance goals based on our operating income, or that of our affiliates, or one or more other business criteria that the administrator may select that apply to an individual or group of individuals, a business unit, or us or our affiliates as a whole, over such performance period as the administrator may designate.

Other Stock-Based Awards: The administrator may grant other stock-based awards which may be denominated in cash, Common Stock, or other securities, stock equivalent units, stock appreciation units, securities or debentures convertible into Common Stock, or any combination of the foregoing. These awards may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock, other securities and cash.

Administration

Administration: The Plan is administered by our directors but may be administered by a committee or committees as the Board of Directors may appoint from time to time. The administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine who is eligible for awards, and when such awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any award as the administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award, including, but not limited to, any restriction or condition on the vesting or exercisability of an award following termination of any grantee’s employment or other service relationship; (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period, and (viii) establish sub-plans, for example, to grant awards in foreign jurisdictions.

Adjustments to Awards: In the event of a stock dividend of, or stock split or reverse stock split affecting our Common Stock, (i) the maximum number of shares as to which we may grant awards under the Plan and the maximum number of shares with respect to which we may grant awards during any one fiscal year to any individual, and (ii) the number of shares covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event unless the Board of Directors determines that no such adjustment will be made.

Except as provided above, in the event of any change affecting our Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a “change in control” of the Company (as defined in the Plan), the administrator, in its discretion and without the consent of the holders of the awards, will make (i) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Plan (in the aggregate and with respect to any individual during any one fiscal year of the Company), and (ii) any adjustments in outstanding awards, including but not limited to modifying the number, kind and price of securities subject to awards.

In the event of any transaction resulting in a “change in control” of the Company (as defined in the Plan), outstanding stock options and other awards that are payable in or convertible into Common Stock will terminate upon the effective time of the “change in control” unless provision is made for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent. In the event of such termination, the holders of stock options and other awards under the Plan will be permitted, immediately before the “change in control,” to exercise or convert all portions of the awards which are then exercisable or convertible.

Without the consent of award holders, the administrator may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Awards Under the Plan

Because participation and the types of awards available for grant under the Plan are subject to the discretion of the administrator, the benefits or amounts that any participant or groups of participants will receive are not currently determinable.

Amendment and Termination

Our Board of Directors may terminate, amend or modify the Plan or any portion thereof at any time.

Federal Income Tax Consequences

The following is a general summary of the current federal income tax treatment of stock options, which are authorized for grant under the Plan, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

Incentive Stock Options: An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under section 422 of the Internal Revenue Code. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Nonqualified Stock Options: Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionholder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Other Considerations

The Internal Revenue Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the Plan which are based on performance goals, and stock options and stock appreciation rights granted at fair market value, to be deductible by the Company as performance-based compensation not subject to the $1 million limitation on deductibility.

Equity Compensation Plan Information

As of December 31, 2006, we had one compensation plan in place, the 2006 Stock Option and Award Plan. This plan has not been approved by our security holders.

Number of Securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options	Number of securities remaining available for further issuance
18,000,000	N/A	18,000,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 8, 2007, certain information with respect to the beneficial ownership of our Common Stock by (i) each person we know to own beneficially more than 5% of our Common Stock, (ii) each person who is a director, (iii) each of our named executive officers, and (iv) all of our executive officers and directors as group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percentage of Class(1)

Luis Goyzueta c/o Calle Los Euchariz 150 Dpto 201 Monterrico, Surco Lima 33, Peru	13,002,990	20.93%

Adam Roseman c/o ARC Investment Partners LLC 9440 Little Santa Monica Blvd. Suite 401 Beverly Hills, CA 90210	Nil	Nil	%

Steven Magami c/o ARC Investment Partners LLC 9440 Little Santa Monica Blvd. Suite 401 Beverly Hills, CA 90210	Nil	Nil	%

Alberto Pinto Calle Bolivar 402, Of 301 Miraflores, Lima, Peru	1,501,500	2.42

Gustavo Goyzueta Av. La Merced 810 Surco, Lima, Peru	1,501,500	2.42

David Clifton 198 Whonoak Road West Vancouver, British Columbia V7P 3R1	3,993,990	6.43%

Chad DeGroot 201 - 1040 West 8th Avenue Vancouver, British Columbia V6H 1C4	Nil	Nil	%

All current Directors and Executive Officers as a Group (5 persons)	16,005,990	25.76%

* Less than 1%.
(1) Based on 62,619,102 shares of Common Stock issued and outstanding as of June 8, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, during our last fiscal year we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds the lesser of $120,000 or one percent of our average total assets for the last three fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Effective September 15, 2006, we entered into a consulting agreement with Joy Clifton, our former Secretary, Treasurer and Director, and Soar International, to provide bookkeeping and accounting services, and to assist in establishing proper internal control procedures and documentation for our Company. The agreement provided that we compensate Ms. Clifton $2,000 per month, and a one-time signing bonus of $3,000. The agreement is terminable by either party on four weeks notice. During the year ended December 31, 2006 we paid $7,000 to Ms. Clifton. This agreement was terminated on February 28, 2007.

On February 6, 2007, our Company, Luis Goyzueta, and certain shareholders (Mr. Goyzueta and certain shareholders, collectively, the “Transferring Shareholders”) entered into an agreement with ARC Investment Partners, or ARC, Tapirdo Enterprises, LLC, or Tapirdo, and SGM Capital, LLC, or SGM pursuant to which the Transferring Shareholders will transfer (1) 3,000,000 shares of our Company’s common stock to ARC, (2) 2,000,000 shares of our Company’s common stock to Tapirdo, an affiliate of Adam Roseman, and (3) 1,000,000 shares of our Company’s common stock to SGM, an affiliate of Mr. Magami, upon the completion by our Company of a financing of no less than $7.5 million by June 30, 2007. If our Company is unsuccessful, the shares will revert back to the ownership of the Transferring Shareholders. Mr. Magami is a Managing Member of SGM. On April 19, 2007, we closed a $3.0 million financing entitling ARC, Tapirdo and SGM to their respective portions of 40% of such 6,000,000 shares of our common stock.

On May 11, 2007, we entered into a binding letter of intent, with Interpacific Oil SAC, a Peruvian corporation and its shareholders, Luis Goyzueta, Alberto Pinto and Patrick Orlando, which provides for the acquisition by us of either all the assets or all the capital stock of Interpacific for an aggregate consideration of (1) $6.3 million, payable $0.7 million in cash and, a number of shares of the common stock of our Company equal to $5.6 million (subject to reduction as described below) divided by the per share purchase price of our common stock used in the first equity or debt financing following the execution of the letter of intent or if no such financing occurs within 90 days after the closing of the acquisition, then the lowest closing market price of our common stock between the execution of the definitive agreement and 90 days after the closing of the definitive agreement and (2) a five year warrant to purchase 2,925,000 shares of our common stock, at an exercise price equal to the closing bid price of our common stock on the trading day immediately preceding the date of the closing of the acquisition between the parties. The acquisition of Interpacific Oil is subject to certain conditions including Peruvian approvals and the negotiation and execution of definitive agreements and may not close. Mr. Goyzueta, our CEO and director, holds the shares in Interpacific for his father and Mr. Pinto is our COO and one of our directors.

On June 11, 2007 (the “Grant Date”), the Board of Directors approved the grant of options to purchase an aggregate of 14,000,000 shares of common stock (the “Options”) at an exercise price per share equal to $0.98, the average of the high bid and low ask prices on the Grant Date, quoted on the OTC Bulletin Board Service, to the Chairman of the Board and the Company’s Executive Officers. The Options are exercisable in accordance with the following schedule: (a) 25% of the Options are exercisable on the Grant Date, and (b) 12.5% of the Options become exercisable on each six month anniversary of the Grant Date, through the third anniversary of the Grant Date. The Options expire on June 9, 2017, the last business day coincident with or prior to the 10th anniversary of the Grant Date, unless fully exercised or terminated earlier.

The following table sets forth the allocation of these Options:

Name and Position	Number of Options
Luis Goyzueta, Chief Executive Officer	3,500,000
Gustavo Goyzueta, Chief Financial Officer	3,500,000
Carlos Alberto Pinto, Chief Operating Officer	3,500,000
Steven Magami, President	1,750,000
Adam Roseman, Chairman of the Board	1,750,000

On June 11, 2007, the Company’s Board of Directors approved the following compensation arrangements for the Chairman of the Board and the Executive Officers:

Luis Goyzueta will receive in the aggregate of $250,000 per year, of which $120,000 is being paid pursuant to an employment agreement with Pure Biofuels del Peru S.A.C. (“PBP”) and an additional $130,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Gustavo Goyzueta will receive in the aggregate of $150,000 per year, of which $60,000 is being paid pursuant to an employment agreement with PBP and an additional $90,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Alberto Pinto will receive in the aggregate of $180,000 per year, of which $60,00 will be paid pursuant to an employment agreement to be entered into with PBP and an additional $120,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006.

Steven Magami will receive compensation in the aggregate of $100,000 per year, retroactive to February 6, 2007, pursuant to an employment agreement to be entered into between Mr. Magami and the Company.

Adam Roseman will receive compensation in the aggregate of $60,000 per year, retroactive to February 6, 2007, for his services as Chairman of the Board of Directors.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)
each of our two most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year ended December 31, 2006 and who earned at least $100,000; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for the year ended December 31, 2006, are set out in the following summary compensation tables:

Fiscal year ended December 31, 2006

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Luis Goyzueta (1)	2006	40,000	Nil	Nil	Nil	Nil	Nil	230,000 (2)	270,000
Chief Executive Officer and Director
David Clifton (3)	2006	24,500	130,000	Nil	Nil	Nil	Nil	Nil	154,500
Former Vice-President and Director
Chad DeGroot (4)	2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President, Secretary, Treasurer and Directors

(1) Mr. Goyzueta became the chief executive officer of our Company on July 26, 2006, and a director of our Company on September 15, 2006.

(2) Mr. Goyzueta was paid a consulting fee of $230,000 in connection with past services provided to Pure Biofuels Peru pursuant to the Share Exchange Agreement.

(3) Mr. Clifton became the vice-president of our Company on July 26, 2006, and a director of our Company on September 15, 2006. Mr. Clifton resigned as a director of our Company on October 27, 2006 and as our vice-president on February 28, 2007.

(4) Mr. DeGroot became our president, secretary and treasurer on October 2, 2003. Mr. DeGroot resigned as the secretary, treasurer and director on July 26, 2006 and as president on September 15, 2006.

Effective September 1, 2006, Pure Biofuels del Peru S.A.C. entered into an employment agreement with Luis Goyzueta to provide the services of general manager to Pure Biofuels Peru. The agreement provides for Pure Biofuels Peru to pay Mr. Goyzueta $10,000 per month and is terminable by either party by providing the required notice. During the year ended December 31, 2006, we paid $40,000 to Mr. Goyzueta.

On June 11, 2007, the Board of Directors approved compensation to Mr. Luis Goyzueta in the aggregate of $250,000 per year, of which $120,000 is being paid pursuant to an employment agreement with PBP and an additional $130,000 will be paid pursuant to a services agreement to be entered into between PBP and one of his affiliates. This compensation shall be payable retroactive to September 15, 2006. Also, on June 11, 2007, the Board of Directors resolved to grant to Mr. Luis Goyzueta $3,500,000 options to purchase Common Stock of the Company. See “Certain Relationships and Related Transactions.”

Effective September 15, 2006, we entered into a consulting agreement with David Clifton, our former Director and Vice President, and Clifton Consulting, to advise and assist our Company in implementing a strategy for executing the business Plan, to provide direction to management, to assist with the day-to-day operations of our Company, to advise and assist our Company in developing and implementing plans and materials for presentation to the financial community as well as assist our Company with stockholder relations among other duties. The agreement provided that we compensate Mr. Clifton $7,000 per month, and a one-time signing bonus of $3,500. The agreement is terminable by either party on four weeks notice. We also paid Mr. Clifton a one-time director bonus of $100,000. During the year ended December 31, 2006 we paid $24,500 to Mr. Clifton. This agreement was terminated on February 28, 2007.

Our former President, Chad DeGroot, provided management services to our Company at no charge. These donated services are valued at $1,000 per month and donated office premises are valued at $250 per month.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our Board of Directors in the future subject to the approval by our stockholders of the Plan. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board of Directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year-End

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Luis Goyzueta (1) Chief Executive Officer and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chad DeGroot (2) Former President, Secretary, Treasurer and Directors)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
David Clifton (3) Former Vice-President and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Mr. Goyzueta became our chief executive officer and a director of our Company on July 26, 2006.

(2) Chad DeGroot became our president, secretary and treasurer on October 2, 2003. Mr. DeGroot resigned as the secretary, treasurer and director on July 26, 2006 and as president on September 15, 2006.

(3) Mr. Clifton became the vice-president of our Company on July 26, 2006, and a director of our Company on September 15, 2006. Mr. Clifton resigned as a director of our Company on October 27, 2006 and as our vice-president on February 28, 2007.

DIRECTOR COMPENSATION

The particulars of compensation paid to our directors for our year ended December 31, 2006, are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Patrick Orlando(1)	Nil	Nil	Nil	Nil	N/A	Nil	Nil
Alberto Pinto(2)	Nil	Nil	Nil	Nil	N/A	Nil	Nil
Joy Clifton(3)	7,000	Nil	Nil	Nil	N/A	Nil	7,000
Gustavo Goyzueta(4)	20,000	Nil	Nil	Nil	N/A	Nil	20,000

(1) Mr. Orlando became a director of our Company on November 21, 2006, and he resigned as a director on February 6, 2007.

(2) Mr. Pinto became a director of our Company on November 21, 2006.

(3) Ms. Clifton became a director of our Company on November 10, 2006, and she resigned as a director on February 6, 2007.

(4) Mr. Goyzueta became a director of our Company on November 21, 2006, and he resigned on February 6, 2007. Mr. Goyzueta is currently the Chief Financial Officer of our Company. Mr. Goyzueta earned $20,000 for the year ended December 31, 2006 pursuant to an employment agreement dated September 1, 2006.

We reimburse our directors for expenses incurred in connection with attending board meetings. We did not pay any other director’s fees or other cash compensation for services rendered as a director for the transitional year ended December 31, 2006.

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common shares as awarded by our Board of Directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

On June 11, 2007, the Board of Directors approved compensation to Mr. Roseman of $60,000 per year retroactive to February 6, 2007, for his services as Chairman of the Board. Also, on June 11, 2007, the Board of Directors resolved to grant to Mr. Roseman $1,750,000 options to purchase Common Stock of the Company. See “Certain Relationships and Related Transactions.”

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

The Company is incorporating by reference hereto the following document:

•
The Annual Report on Form 10-KSB filed by the Company with the SEC on April 13, 2007, pursuant to the Securities Exchange Act of 1934 (the Company shall provide, without charge, upon receipt of a written or oral request, a copy of this Annual Report on Form 10-KSB; such requests should be directed to Pure Biofuels Corp., 9440 Little Santa, Monica Blvd., Suite 401, Beverly Hills, CA 90210. Phone 310-402-5916).

YOU ARE URGED TO READ THESE DOCUMENTS AS THEY CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY.

We will furnish any document we file with the SEC free of charge to any stockholder upon written request to Pure Biofuels Corp., 9440 Little Santa, Monica Blvd., Suite 401, Beverly Hills, CA 90210. You are encouraged to review any document filed by the Company with the SEC and other publicly available information.

EXHIBIT A

PURE BIOFUELS CORP.
STOCK INCENTIVE PLAN

1.	Establishment, Purpose and Types of Awards

PURE BIOFUELS CORP., a Nevada corporation (the “Company”), hereby establishes the PURE BIOFUELS CORP. STOCK INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available persons. This Plan is a continuation, and an amendment and restatement, of the Company’s 2006 Stock Option and Award Plan, the provisions of which shall continue to control with respect to any options or stock awards outstanding thereunder to the extent necessary to avoid establishment of a new measurement date for financial accounting purposes and to preserve the status of any options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code. This Plan reflects a further amendment to the Plan to increase the maximum aggregate number of shares of Common Stock that may be issued with respect to Awards granted under the Plan from 18,000,000 to 21,000,000 shares of Common Stock.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.	Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that for purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Code section 409A, the Administrator, in its discretion, may specify a different definition of Change in Control in order to comply with the provisions of Code section 409A. For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g) “Common Stock” means shares of common stock of the Company, par value of $0.001 per share.

(h) “Fair Market Value” means, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, or the Nasdaq Global Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Capital Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(h) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

(i) “Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

3.	Administration

(a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than Stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided, however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.	Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 21,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

Subject to adjustments as provided in Section 7(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 4,000,000 shares. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.	Participation

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6.	Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the issuance of, exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonstatutory stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“phantom stock”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate’s operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.	Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d) Adjustments for Corporate Transactions and Other Events.

(i)
Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)
Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator shall, without the consent of the holders of the Awards, make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and may make (B) any other adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii)
Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

(iv)
Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Nevada, without regard to its conflict of laws principles.

(j) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

PLAN APPROVAL

Date Approved by the Board: June 11, 2007

Date Approved by the Stockholders: _______________________

PROXY

PURE BIOFUELS CORP.
SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD [_______, 2007]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Luis Goyzueta and Steven Magami and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of the Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the “Meeting”) to be held on [________, 2007], at 10:00 a.m., (local time), at Canaval y Moreyra 380, Ofic. 402, Edificio Torre Siglo XXI, San Isidro, Lima, Peru, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the President of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the President of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSALS.

Proposal (1) Amending the Articles of Incorporation to increase the number of authorized shares of Common Stock from 93,750,000 to 250,000,000 and to authorize 1,000,000 shares of Preferred Stock, par value $0.001, of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal (2) Adopting Pure Biofuels Corp. Stock Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1) and (2). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of the Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.

Signature (Please sign within the box)	[_____________]	DATE: [________], 2007
Signature (Joint owners)	[_____________]	DATE: [________], 2007